TENTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT
This Tenth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of February 14, 2018 (the "Amendment"), by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrowers"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Lender").
BACKGROUND
A. The Lender and the Borrowers made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015, a certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June 13, 2016, a certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated March 8, 2017, a certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement dated November 6, 2017, and a certain Ninth Amendment to Second Amended and Restated Loan Agreement dated December 8, 2017 (collectively, the "Original Loan and Security Agreement").
B. In connection with the Original Loan and Security Agreement, the Borrowers executed and delivered an Eighth Amended and Restated Revolving Credit Note payable to the order of the Lender, dated November 6, 2017, in the original principal amount of $35,000,000.00 (the "Existing Restated Credit Note").

C. As security for (a) the punctual performance in full by the Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrowers to the Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrowers granted a security interest to the Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement.
D. The Borrowers have requested the Agent and Lender amend certain terms and provisions of the Original Loan and Security Agreement, and the Agent and Lender are willing to consent to such modifications upon the terms and conditions set forth herein, and in a certain Ninth Amended and Restated Revolving Credit Note to be executed and delivered by the Borrowers to the Bank simultaneously herewith (the "Restated Credit Note").
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.

2. The Original Loan and Security Agreement shall be amended so that all references to (a) "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time (referred to herein as the "Loan Agreement"), and (b) "Note" or "Revolving Credit Note" contained therein shall mean the Restated Credit Note, as amended, supplemented, restated, or modified from time to time.
3. The definition of "Revolving Credit Limit" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
Revolving Credit Limit - $40,000,000.00.
4. The definition of "Revolving Credit Notes" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
"Revolving Credit Notes" – Those notes described in Section 2.1(b), as they may be amended, supplemented, replaced or restated from time to time, including without limitation that certain Ninth Amended and Restated Revolving Credit Note in the original principal amount of $40,000,000.00.
5. Section 2.10 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
2.10 Accordion.  Upon the request of Borrower (which request may be made by Borrower only if no Event of Default or Unmatured Event of Default has occurred and/or is continuing), the Lenders agree to consider increasing the Revolving Credit Limit by $10,000,000.00, up to $50,000,000.00 in the aggregate, under the same terms and conditions as reflected herein, with any such increase requiring the unanimous written approval of the Agent and Lenders.  This accordion feature (the "Accordion Feature") shall be in the sole discretion of the Lenders and Agent and shall not constitute an obligation or commitment to lend.  If the Accordion Feature is agreed to by the Lenders and Agent pursuant to the provisions of this Section 2.10, the Borrower shall be required to take such steps (including without limitation the execution of such documents) as the Agent determines necessary to effectuate the Accordion Feature.

6. Schedule A of the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.
7. The Agent and Lender hereby confirm their consent to the dissolution of Business Support Group of Michigan, Inc. ("Business Support") and all reference to Business Support in the Original Loan and Security Agreement and each other Loan Document is deemed deleted.
8. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrowers have provided to the Agent, for the benefit of the Lender, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrowers under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrowers to Agent or the Lender, a first priority, perfected security interest in the Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement, and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Agent or the Lender, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by (i) the amendments to the Original Loan and Security Agreement, as set forth herein, or (ii) the Restated Credit Note.  Each Borrower acknowledges that the outstanding principal amount of the Restated Credit Note is due and owing without any claim, defense or set-off.

9. All representations, warranties and covenants of the Borrowers contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note and each other Loan Document, are satisfied in full.
10. Except as modified by the terms hereof and the Restated Credit Note, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Agent's or any Lender's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment or the Restated Credit Note, and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment and Restated Credit Note shall control and prevail.
11. Each Borrower hereby represents, warrants and certifies to the Agent and the Lender that no Event of Default or Unmatured Event of Default has occurred and/or is presently existing under the Loan Documents.
12. As a condition precedent to the effectiveness of this Amendment, simultaneously with the execution and delivery of this Amendment, the Borrowers shall deliver to the Bank the following:

(a)     The Restated Credit Note, properly executed;
(b)     An incumbency certificate for each Borrower identifying all authorized officers, with specimen signatures; and
(c)     Certified copies of resolutions of the directors of each Borrower authorizing the execution, delivery and performance of this Amendment, the Restated Credit Note, and any other document hereunder, which resolutions shall be in form and substance satisfactory to the Bank in its sole discretion.
13. Effectiveness.  This Amendment shall be effective upon the execution of this Amendment by all parties hereto.
14. Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.
15. WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE AGENT OR THE LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
16. Reimbursement of Costs.  The Borrowers hereby jointly and severally  agree that they will pay, or cause to be paid or reimburse the Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 14th day of February, 2018.

BORROWERS:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO
RCMT EUROPE HOLDINGS, INC.
	By:	/s/ Kevin D. Miller
	Name:	Kevin D. Miller
	Title:	CFO

AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDER:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP

SCHEDULE A
Revolving Credit Facility
Lenders	Revolving Credit Pro Rata Share	Revolving Credit Pro Rata Percentage
Citizens Bank of Pennsylvania	$40,000,000	100%
TOTAL COMMITMENT	$40,000,000	100%